UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 26, 2000

                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-77215-03               13-3291626
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(State or other jurisdiction        (Commission            (IRS Employer
   of incorporation)                File Number)            Identification No.)

             1585 Broadway
             New York, New York                                 10036
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             (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
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Item 5.     Other Events.
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      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-PRIN. On September 26, 2000, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, Principal Capital Management, LLC, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent, of the Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-PRIN issued in eighteen classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated September 7, 2000, as supplemented by the Prospectus Supplement dated September 15, 2000.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 11, 2000


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By:     /s/ Cecilia Tarrant
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                                       Name:  Cecilia Tarrant
                                       Title: Vice President


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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
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4                               Pooling and Servicing Agreement